UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2013

HUNTINGTON BANCSHARES

INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287
(Address of principal executive Office)	(Zip Code)

Registrant’s telephone number, including area code (614) 480-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 2, 2013, Huntington Bancshares Incorporated (the “Company”) issued and sold $400,000,000 aggregate principal amount of its 2.60% Senior Notes due 2018 (the “Notes”). The Notes were issued pursuant to a Senior Debt Indenture, dated as of December 29, 2005, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.) (the “Trustee”), as amended and supplemented by a First Supplemental Indenture, dated as of August 2, 2013, between the Company and the Trustee (the “First Supplemental Indenture”). The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated July 30, 2013, between the Company and, on behalf of themselves and the several underwriters named therein, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

The Underwriting Agreement, the First Supplemental Indenture and the form of the Note are attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated into this Item 8.01 by reference. The Underwriting Agreement, the First Supplemental Indenture and the Notes are more fully described in a prospectus supplement filed with the Commission on August 1, 2013, to the accompanying prospectus filed with the Commission on July 22, 2013, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-190078).

The foregoing descriptions of the Underwriting Agreement, the First Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents in connection with the issuance of the Notes and such exhibits are hereby incorporated into the Company’s Registration Statement on Form S-3ASR (File No. 333-190078).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, July 30, 2013, between Huntington Bancshares Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Exhibit 4.1	First Supplemental Indenture, dated August 2, 2013, between Huntington Bancshares Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee

Exhibit 4.2	Form of 2.60% Senior Notes due August 2, 2018

Exhibit 5.1	Opinion of Venable LLP

Exhibit 5.2	Opinion of Wachtell, Lipton, Rosen & Katz

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1)

Exhibit 23.3	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2)

Exhibit 99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Dated: August 2, 2013	By:	/s/ Stephen D. Steinour
		Name:	Stephen D. Seinour
		Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, July 30, 2013, between Huntington Bancshares Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Exhibit 4.1	First Supplemental Indenture, dated August 2, 2013, between Huntington Bancshares Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee

Exhibit 4.2	Form of 2.60% Senior Notes due August 2, 2018

Exhibit 5.1	Opinion of Venable LLP

Exhibit 5.2	Opinion of Wachtell, Lipton, Rosen & Katz

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1)

Exhibit 23.3	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2)

Exhibit 99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3)